UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                      November 8, 2006 (November 8, 2006)

                           U.S. PHYSICAL THERAPY, INC.
             (Exact name of registrant as specified in its charter)

               Nevada                       1-11151             76-0364866
-------------------------------             -------         -------------------
(State or other jurisdiction of         (Commission File     (I.R.S. Employer
 incorporation or organization)             Number)         Identification No.)


1300 West Sam Houston Parkway South, Suite 300, Houston, Texas      77042
---------------------------------------------------------------   ----------
    (Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code: (713) 297-7000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On November 8, 2006, U.S. Physical Therapy, Inc. (the "Company") filed its quarterly report on Form 10-Q for the period ended September 30, 2006. Included in this filing is information regarding recently promulgated changes relating to Medicare reimbursement for 2007 including the following:

     In November 2006, The Centers for Medicare and Medicaid Services (CMS) released the final rule regarding Revisions to Payment Policies Under the Physician Fee Schedule for calendar year 2007. The rule is projected to result in a 10% reduction in reimbursement for outpatient physical and occupational therapy provided to Medicare and Medicaid patients. The rule also provides for a $1,780 therapy reimbursement cap per Medicare or Medicaid patient for 2007 with no exception process. The fee schedule will be published in the December 1, 2006 Federal Register and will take effect January 1, 2007.

     Through the first three quarters of 2006, Medicare and Medicaid reimbursement accounted for 19% of the Company's billed services or approximately $19.0 million of net patient revenue from continuing operations. Using that interim figure, then on an annualized basis a corresponding 10% reduction to the Company in Medicare and Medicaid payments could result in a more than $2.5 million reduction in revenue unless Congress were to change the fee schedule and exception process or unless the Company were to be successful in offsetting the Medicare and Medicaid reduction through expansion of its business with other reimbursement sources.

For additional information, see the Company's Form 10-Q for the period ended September 30, 2006, dated November 8, 2006, and the Company's Form 10-K for the year ended December 31, 2005, dated March 8, 2006.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  U.S. PHYSICAL THERAPY, INC.


Dated: November 8, 2006             By:  /s/ LAWRANCE W. MCAFEE
                                   -------------- ------------------------
                                           Lawrance W. McAfee
                                           Chief Financial Officer
                           (duly authorized officer and principal financial
                                           and accounting officer)